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                                                                EXHIBIT 10.1.2.2

                                 AMENDMENT NO.1

                                     TO THE

                       CONSOLIDATED EDISON RETIREMENT PLAN


                             DATED: DECEMBER  , 2001

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     Pursuant to the authority delegated by the Board of Trustees to the Plan
Administrator, as set forth in Article VII, ADMINISTRATION OF THE PLAN, Section 7.02, AUTHORITY OF PLAN ADMINISTRATOR, the undersigned hereby approves, the following administrative amendments to the Consolidated Edison Retirement Plan:

     1. Article IV, ELIGIBILITY FOR AND AMOUNT OF BENEFITS, Section 4.09, MAXIMUM BENEFIT LIMITATION, is amended, effective January 1, 1988, by adding at the end of such Section the following sentence:

          As of January 1 of each calendar year on or after January 1, 1988, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of benefits payable under the Plan during that calendar year, including benefits payable to Participants who retired prior to that calendar year, in lieu of the otherwise previous maximum permissible amount.

     2. Article V, AUTOMATIC FORM OF PAYMENT, Section 5.02, OPTIONAL FORMS OF PAYMENT, Subsection (b), CECONY PARTICIPANT AND CEI PARTICIPANT, Sub subsection
(1), TWELVE YEAR CERTAIN AND LIFE ANNUITY OPTION, is amended, effective November 15, 2001, by changing the second sentence to read as follows:

          If the Participant dies within 144 months after his or her Annuity Starting Date, the balance of those 144 monthly payments will be paid:
          (A) in the case of an unmarried Participant, to one or more primary Beneficiaries

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          named by him or her when he or she elected the option, or to the
          Participant's estate if the Participant failed to designate a Beneficiary, or failed to designate a contingent Beneficiary if the designated primary Beneficiary predeceases the Participant or if the designated primary Beneficiary does not survive the full 144 months following the Participant's Annuity Starting Date and (B) in the case of a married Participant, to the Surviving Spouse, or if the Surviving Spouse does not survive the full 144 months following the Participant's Annuity Starting Date, to one or more Beneficiaries named by such Participant.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this _________day of December, 2001.

                                           -------------------------------------
                                           Richard P. Cowie
                                           Vice President, Human Resources
                                           Consolidated Edison Company of
                                           New York, Inc. and Plan Administrator

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